EWBC Earnings Results First Quarter 2022 April 21, 2022

Forward-Looking Statements 2 Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of East West Bancorp, Inc. (the “Company”) and are subject to significant risks and uncertainties. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions and geopolitical events; the impacts of the ongoing COVID-19 pandemic; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; and changes in the commercial and consumer real estate markets and in consumer spending and savings habits. These factors also consist of those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP financial measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

17.2% 16.3% 18.0% 1Q21 4Q21 1Q22 $262 $299 $320 1.91% 1.91% 2.10% $100 $180 $260 $340 1Q21 4Q21 1Q22 Highlights of First Quarter 2022 3 1Q22 Net Income $238 million 1Q22 Diluted EPS $1.66 Record Loans $43.5 billion Record Deposits $54.9 billion Record Demand Deposits $24.9 billion 1Q22 Total Revenue $495 million 1Q22 Adj. Efficiency Ratio* 35.3% Return on Average Assets Adjusted Pre-Tax, Pre-Provision Income* & Profitability Ratio* Return on Average Tangible Equity*Return on Average Equity Adj. PTPP income* Adj. PTPP profitability ratio* $ i n m ill io n s * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases. 1.50% 1.39% 1.56% 1Q21 4Q21 1Q22 15.6% 14.9% 16.5% 1Q21 4Q21 1Q22

03.31.22: Strong, Well-Diversified Balance Sheet

$ in millions, except per share data		03.31.22		12.31.21		Q-o-Q Change
Cash equivalents & ST investments	$	4,665	$	4,649	$	16
Repo assets		1,957		2,354		(397)
AFS debt securities		6,729		9,965		(3,236)
HTM debt securities		2,998		—		2,998
Gross loans (ex. PPP)	$	43,173	$	41,160	$	2,013
PPP loans		318		534		(216)
Total loans	$	43,491	$	41,694	$	1,797
Allowance for loan losses (ALLL)		(546)		(542)		(4)
Net Loans	$	42,945	$	41,152	$	1,793
Other assets		2,947		2,751		196
Total Assets	$	62,241	$	60,871	$	1,370
Customer deposits	$	54,938	$	53,351	$	1,587
FHLB advances & repo funding		375		549		(174)
Other ST & LT debt & finance lease liab.		152		152		-
Other liabilities		1,073		981		92
Total Liabilities	$	56,538	$	55,033	$	1,505
Total Stockholders' Equity	$	5,703	$	5,837	$	(134)
Book value per share	$	40.09	$	41.13	$	(1.04)
Tangible equity per share*	$	36.76	$	37.79	$	(1.03)
Tang. equity to tang. assets ratio*		8.47%		8.88%		(41) bp

Record Loans as of 03.31.22: $43.5 billion

($ in billions)



$11.7
27%
$14.5
33%
$17.0
39%
$0.3
1%
C&I (ex. PPP)
PPP
Total CRE
Resi. mortgage & other consumer

Record Deposits as of 03.31.22: $54.9 billion

($ in billions)



$8.2
15%
$9.7
18%
$24.9
45%
$12.1
22%
DDA
MMDA
IB Checking & Savings
Time

EASTWESTBANK

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

4

03.31.22: Strong Capital Ratios

- Book value per share of $40.09 as of 03.31.22: -2.5% Q-o-Q and +8% Y-o-Y. Tangible equity* per share of $36.76 as of 03.31.22: -3% Q-o-Q and +8% Y-o-Y.
  - Q-o-Q decline in equity: negative change in accumulated other comprehensive income ("AOCI") of $304.5mm and dividends declared of $58mm, partially offset by net income of $238 million.
  - Negative change in AOCI due to increased unrealized losses in AFS debt securities, which reflected the impact of rising interest rates on security valuations. To temper this, moved $3.0bn of securities out of AFS to HTM as of February 1, 2022.
- Tangible equity to tangible assets ratio* of 8.5% as of 03.31.22, -41bps from 12.31.21 and -6bps from 03.31.21.
- Dividend: 2Q22 quarterly common stock dividend of $0.40 per share, equivalent to $1.60 per share annualized.
- No buybacks during 1Q22.



12.7% 12.8% 12.6%
12.7% 12.8% 12.6%
14.3% 14.1% 13.9%
9.1% 9.0% 9.3%
CET1 capital ratio
Tier 1 capital ratio
Total capital ratio
Leverage ratio
EWBC 03.31.21
EWBC 12.31.21
EWBC 03.31.22**

**The Company has elected to use the 2020 CECL transition provision in the calculation of its March 31, 2022, December 31, 2021, and March 31, 2021 regulatory capital ratios. The Company's March 31, 2022 regulatory capital ratios are preliminary.

EAST WEST BANK

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

5

PPP 1% Total CRE 39% Total Resi. Mortgage & Other Consumer 27% C&I 33% 6 Total Loans: C&I Loans by Industry as % of Total Loans Outstanding 03.31.22: Diversified Commercial Loan Portfolio ▪ C&I loans (ex. PPP): $14.5bn loans O/S plus $6.2bn undisbursed commitments: $20.7bn total commitments as of 03.31.22. ▪ EOP loans O/S: up $904mm, +27% Q-o-Q annualized. ▪ Total commitments: up $943mm, +19% Q-o-Q annualized. ▪ Avg. loans O/S: up $946mm, +30% Q-o-Q annualized. ▪ C&I utilization: 70% as of 03.31.22, up from 69% as of 12.31.21. ▪ PPP loans: $318mm as of 03.31.22, down from $534mm as of 12.31.21. ▪ China loans O/S (mainland + Hong Kong): $2.0bn as of 03.31.22, up from $1.8bn as of 12.31.21. Portfolio primarily consists of C&I loans, well-diversified by industry. $14.5bn 4% 12% General Manufacturing & Wholesale Private Equity Entertainment Consumer Goods: 1%; Food-related Industries: 1%; Healthcare: 1%; Oil & Gas: 1%. Real Estate related Clean Energy Technology & Life Science All Other C&I $43.5 billion Total Loans } 4% 3% 2% 2% 2%

C&I 33% PPP 1% MFR, 9% Retail, 9% Industrial, 7% Office, 7% Hotel, 5% All other CRE, 2% Total Resi. Mortgage & Other Consumer 27% Total CRE 39% SoCal 53% NorCal 21% NY 6% TX 8% WA 3% Other 9% 03.31.22: Diversified Commercial Real Estate Portfolio 7 Total Loans: Total CRE Loans by Property Type as % of Total Loans Outstanding ▪ Total CRE loans: $17.0bn as of 03.31.22: up $798mm, +20% Q-o-Q annualized. ▪ Avg. CRE loans: up $692mm, +18% Q-o-Q annualized. ▪ Owner-occupied CRE: $2.5bn as of 03.31.22, or 6% of total loans. ▪ Geographic distribution of CRE reflects EWBC’s branch footprint. ▪ Construction & land loans (in All other CRE): $444mm, or 1.0% of total loans. Total construction & land exposure of $786mm: loans O/S plus $342mm in undisbursed commitments. $17.0 billion Total CRE Loans Total CRE: Distribution by Geography $17.0bn $43.5 billion Total Loans

<=50% 41% >50% to 55% 16% >55% to 60% 15% >60% to 65% 17% >65% to 70% 6% >70% 5% Total CRE: Distribution by LTV 8 03.31.22: Low LTV Commercial Real Estate Portfolio CRE Size & LTV by Property Type * Construction & Land avg. size based on total commitment. ▪ High percentage of CRE loans have full recourse & personal guarantees from individuals or guarantors with substantial net worth. ▪ Many of our customers have long-term relationships with East West Bank. $2.5 million Avg. size of loan outstanding 51% Avg. LTV ($ in millions) Total Portfolio Size Weighted Avg. LTV Average Loan Size Multifamily 3,894$ 52% 1.5$ Retail 3,759$ 48% 2.2$ Industrial 3,099$ 49% 2.7$ Office 2,906$ 54% 4.0$ Hotel 2,037$ 55% 8.9$ Construction & Land* 444$ 57% 11.1$ Other 836$ 50% 3.0$ Total 16,975$ 51% 2.5$

SoCal 41% NorCal 16% NY 27% WA 7% TX 2% Other 7% 03.31.22: Low LTV Residential Mortgage Portfolio 9 Resi. Mortgage: Distribution by Geography Resi. Mortgage: Distribution by LTV $11.6 billion Resi. Mortgage Loans Outstanding $414,000 Avg. loan size* 51% Avg. LTV* ▪ Residential mortgage (SFR + HELOC) loans: $11.6bn loans O/S as of 03.31.22: up $312mm, +11% Q-o-Q annualized. ▪ SFR: $9.3bn as of 03.31.22. ▪ HELOC: $2.3bn loans O/S + $2.7bn in undisbursed commitments: $5.0bn total with 45% utilization as of 03.31.22. ▪ Avg. resi. mortgage loans: up $210mm, +8% Q-o-Q annualized. ▪ Residential mortgage origination volume: residential mortgage origination volume of $1.1bn in 1Q22, up +9% Q-o-Q and unchanged Y-o-Y. ▪ Primarily originated through East West Bank branches. ▪ As of 03.31.22, 86% of HELOC commitments in first lien position. * Combined LTV for 1st and 2nd liens; based on commitment. Avg. size based on loan O/S for SFR and commitment for HELOC. <=50% 39% >50% to 55% 12% >55% to 60% 41% >60% 8%

03.31.22: Asset Quality Metrics by Portfolio



Criticized Loans / Total Loans
2.6%
2.5%
2.0%
1.9%
1.6%
1.4%
1.1%
1.0%
1.0%
1.1%
0.9%
0.9%
06.30.21
09.30.21
12.31.21
03.31.22
Special Mention loans
Classified loans



NPAs / Total Assets
0.38%
0.28%
0.17%
0.15%
06.30.21
09.30.21
12.31.21
03.31.22
Nonaccrual loans
OREO & other NPAs



Criticized Ratio by Loan Portfolio
(as of 03.31.22)
8.3%
2.4%
2.5%
0.3%
C&I: O&G (ex. PPP)
All other C&I (ex. PPP)
CRE
Resi. mortgage & consumer
Special Mention loans
Classified loans



Nonaccrual Ratio by Loan Portfolio
(subset of Classified)
(as of 03.31.22)
2.1%
0.3%
0.1%
0.2%
C&I: O&G (ex. PPP)
All other C&I (ex. PPP)
CRE
Resi. mortgage & consumer

Asset quality of the loan portfolio continues to be strong.

- Criticized loans ratio improved +8 bps Q-o-Q and balances were flat Q-o-Q: Criticized loans totaled $833mm, or 1.92% of loans HFI as of 03.31.22, compared with $833mm, or 2.00% of loans HFI as of 12.31.21.
  - Special mention: $403mm as of 03.31.22, or 0.93% of loans.
  - Classified: $431mm as of 03.31.22, or 0.99% of loans.
- Nonperforming assets down 9% Q-o-Q, NPA ratio improved +2 bps Q-o-Q: NPAs were $94mm as of 03.31.22, or 0.15% of total assets, down from $103.5mm, or 0.17% of assets, as of 12.31.21.
- Accruing loans 30-89 days past due: $65mm as of 03.31.22, or 0.15% of loans, vs. $45mm as of 12.31.21, or 0.11% of loans, and vs. $87mm as of 03.21.21, or 0.22% of loans.

EAST WEST BANK
10

$0 $(15) $(10) $(10) $8 $13 $13 $13.5 $10 $8 0.14% 0.13% 0.13% 0.10% 0.08% -0.05% $(20) 1Q21 2Q21 3Q21 4Q21 1Q22 Provision for credit losses Net charge-offs NCO ratio (ann.) 50 43 8.4% 7.3% 288 297 2.2% 2.1% 181 182 1.1% 1.1% 23 24 0.2% 0.2% 12.31.21 03.31.22 12.31.21 03.31.22 $608 $586 $560 $542 $546 1.53% 1.46% 1.38% 1.30% 1.25% 1.62% 1.52% 1.41% 1.32% 1.26% 0.50% $200 $700 03.31.21 06.30.21 09.30.21 12.31.21 03.31.22 ALLL ALLL/Loans HFI ALLL/Loans HFI (ex. PPP) ALLL by Loan Type: ▪ ALLL coverage of loans: 1.25% as of 03.31.22, equivalent to 1.26% ex. PPP loans. ▪ Q-o-Q, ALLL coverage ratio (ex. PPP) declined 6 bps. ▪ O&G ALLL coverage decreased to 7.3% in 1Q22 from 8.4% in 4Q21. All other C&I ALLL coverage of 2.1% down from 2.2%. CRE ALLL coverage unchanged at 1.1%. ▪ Q-o-Q decrease in ALLL coverage ratios largely reflects improving asset quality of the loan portfolio. Q-o-Q growth in the ALLL largely reflects loan growth. ▪ Provision for credit losses in 1Q22: $8mm, compared with $(10)mm in 4Q21 and no provision in 1Q21. ▪ Net charge-offs: $8mm in 1Q22, vs. $10mm in 4Q21 and $13mm in 1Q21. NCO ratio of 0.08% (ann.), down from 0.10% (ann.) in 4Q21 and 0.14% (ann.) in 1Q21. 1Q22: Allowance for Loan Losses & Credit Costs 11 Composition of ALLL by Portfolio: Allowance for Loan Losses Coverage Ratio $ i n m ill io n s Provision for Credit Losses & Net Charge-offs $ i n m ill io n s $ i n m ill io n s ; ra ti o i s a llo w a n c e c o v e ra g e b y p o rt fo lio Oil & gas C&I Total CREAll other C&I (ex. PPP) Resi. mortgage & consumer Total: $542 Total:1.30%Total: $546 Total:1.25%

1Q22: Summary Income Statement

$ in millions, except per share data & ratios		1Q22		4Q21		1Q22 vs. 4Q21 $ Change	1Q22 vs. 4Q21 % Change
Net interest income (ex. PPP)	$	410.4	$	396.1		14.3	4%
PPP income		5.2		9.6		(4.4)	-46%
Total net interest income	$	415.6	$	405.7	$	9.9	2.4%
Fee income & net GOS of loans*		65.0		63.3		1.7	3%
GOS of AFS debt securities		1.3		0.4		0.9	228%
Other		13.4		7.8		5.6	72%
Total noninterest income	$	79.7	$	71.5	$	8.2	12%
Total revenue	$	495.4	$	477.2	$	18.2	4%
Adjusted noninterest expense**	$	175.0	$	177.7	$	(2.7)	-1%
Amortization of tax credit & other investments + core deposit intangibles		14.4		32.4		(18.0)	-56%
Total noninterest expense	$	189.4	$	210.1	$	(20.7)	-10%
Provision for credit losses	$	8.0	$	(10.0)	$	18.0	180%
Income tax expense		60.3		59.3		1.0	2%
Effective tax rate		20%		21%		-1%	
Net Income (GAAP)	$	237.7	$	217.8	$	19.9	9%
Diluted EPS	$	1.66	$	1.52	$	0.14	9%
Weigh. avg. diluted shares (in mm)		143.2		143.3		(0.1)	-0.1%

* See slide 17 for noninterest income detail by category.

Comments

- Noninterest income: Mark-to-market ("MTM") adjustments in interest rate contracts ("IRC") & other derivative income amounted to $7.6mm in 1Q22, vs. $0.3mm in 4Q21. This reflects a favorable change in the credit valuation adjustment, compared with the previous quarter.
- Amortization of tax credit & other investments in 1Q22 totaled $14mm, vs. $32mm in 4Q21: Q-o-Q variability in amortization of tax credits and other investments reflects the impact of investments that close in a given period. 2Q22 amortization of tax credit investments is expected to be approx. $37mm.
- Tax rate: 1Q22 effective tax rate was 20% vs. 4Q21 effective tax rate of 21%. The full-year 2022 effective tax rate is expected to be in the range of 18% to 19%.

EAST WEST BANK

** See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

12

1Q22: Average Balance Sheet: Growth & Mix

Average Loans & Growth


$ in billions
$38.7
1.9
10.1
14.9
11.8
+9%
$39.6
1.9
10.6
15.2
11.9
+3%
$40.0
1.1
11.1
15.4
12.4
+6%
$40.5
0.7
11.2
15.7
12.9
+16%
$42.1
0.4
11.4
16.4
13.9
1Q21
2Q21
3Q21
4Q21
1Q22
C&I (ex. PPP)
PPP
Total CRE
Residential mortgage & other consumer
LQA avg. total loan growth

- 1Q22 avg. loan growth: +16% LQA (+$1.6bn Q-o-Q) or +19% LQA ex. PPP (+$1.8bn). Growth in all major loan portfolios, with strongest growth from C&I ex. PPP (+30% LQA), followed by total CRE (+18% LQA).
- Strong avg. loan growth drove favorable shift in AEA mix into higher yielding assets. Loans up to 72% of AEA in 1Q22 vs. 69% in 4Q21.
- 1Q22 avg. deposit change: -2% LQA (-$291mm Q-o-Q). Decrease in non-IB DDA: -10% LQA (-$587mm), partially offset by increases in IB checking (+12% LQA) and savings (+13% LQA).
- Avg. DDA made up 43% of avg. deposits in 1Q22, vs. 44% in 4Q21 and up from 38% in 1Q21.

Average Deposits & Growth


$ in billions
$47.8
9.1
9.0
11.6
18.1
+20%
$50.2
8.5
9.4
12.6
19.7
+26%
$53.5
8.3
9.4
12.6
23.2
+6%
$54.3
8.1
9.3
12.9
24.0
-2%
$54.0
8.1
9.6
12.9
23.4
1Q21
2Q21
3Q21
4Q21
1Q22
DDA
MMDA
IB Checking & Savings
Time
LQA avg. total deposit growth

Avg. Earning Asset ("AEA") Mix & Loan-to-Deposit Ratio


12%
15%
L/D: 81%
9%
19%
L/D: 79%
12%
19%
L/D: 75%
10%
21%
L/D: 75%
8%
20%
L/D: 78%
1Q21
2Q21
3Q21
4Q21
1Q22
Loans / AEA
IB Cash & equivalent / AEA
Securities & other / AEA
Avg. Loan / Deposit Ratio

EAST WEST BANK
13

1Q22: Net Interest Income & Net Interest Margin


Net Interest Income & Net Interest Margin
$ in millions
$354
$376
$396
$406
$416
2.71%
2.75%
2.70%
2.73%
2.87%
1Q21
2Q21
3Q21
4Q21
1Q22
NII
NIM

- 1Q22 NII: $416mm, +2% Q-o-Q (+10% ann.) from $406mm in 4Q21.
- 1Q22 NII (ex. PPP): $410mm, +4% Q-o-Q (+15% ann.) from $396mm in 4Q21. PPP income: $5mm in 1Q22 vs. $10mm in 4Q21.
- 1Q22 NIM: 2.87%, +14 bps Q-o-Q. PPP impact not material.
- Q-o-Q increase in NIM: favorable average earning asset mix shift (+9 bps) and higher yields (+5 bps) on loans and other earning assets. Avg. cost of deposits of 0.10% in 1Q22 was unchanged Q-o-Q.


Impact to NIM from Q-o-Q Change in Yields, Rates, & Balance Sheet Mix
4Q21
NIM:
2.73%
+9 bps
+4 bps
+1 bp
1Q22
NIM:
2.87%
4Q21 NIM
Avg. earning asset mix shift
Higher loan yields
Higher other AEA yields
1Q22 NIM

EASTWESTBANK
14

326 327 342 Total CRE 316 322 336 C&I* 411 407 403 SFR 411 411 422 HELOC 358 357 361 359 363 3.25% 3.25% 3.25% 3.25% 3.29% 0.12% 0.10% 0.09% 0.09% 0.22% 0 400 1Q21 2Q21 3Q21 4Q21 1Q22 Avg. loan yield Avg. Prime Rate Avg. 1M LIBOR Rate 1Q22: Loan Yields: Average & Spot 15 Loan Coupon Spot Rate (in bps) by Portfolio * C&I spot rate excludes PPP, credit cards, deposit overdraft & micro-finance loans. Avg. Loan Yield (in bps) Relative to Prime Rate & LIBOR 09.30.21 12.31.21 03.31.22 C&I: 84% variable rate Total CRE: 70% variable rate SFR: 45% hybrid in fixed-rate period & 38% fixed rate HELOC: Prime- based, variable rate portfolio. Avg. Loan Yield: Avg. yield in 1Q22: 3.63%, comprising 3.48% in avg. coupon rate plus 0.15% in other yield adjustments. Coupon spot rate was 3.55% as of 03.31.22. Total fixed and hybrid in fixed period 35%. Variable: LIBOR or SOFR rates Hybrid in fixed rate period Fixed rate Variable: Prime rate Variable: all other rates PPP Loan Portfolio by Index Rate (03.31.22) 19% 15% 27% 33% 5% 1%

1Q22 Average Deposits: $54.0 billion ($ in billions) 18 14 12 10 10 30 24 21 18 17 1Q21 2Q21 3Q21 4Q21 1Q22 Cost of total deposits Cost of IB deposits Avg. Fed Funds rate 1Q22: Cost of Deposits: Average & Spot 16 Average Cost of Deposits (in bps) Relative to Avg. Fed Funds Rate ▪ Spot rate of total deposits: 0.11% as of 03.31.22 (vs. 0.09% as of 12.31.21). ▪ Spot rate of IB deposits: 0.20% as of 03.31.22 (vs. 0.16% as of 12.31.21). Average Cost of Deposits (in bps) by Type DDA MMDA IB Checking & Savings Time 0.25% 0.29% $23.4 43% $12.9 24% $9.6 18% $8.1 15% 14 24 23 12 31 40 12 21 19 11 28 35 10 18 11 10 24 33 10 17 9 10 24 33 Cost of total deposits Cost of IB deposits IB Checking MMDA Savings Time 2Q21 3Q21 4Q21 1Q22

15 20 20 18 21 19 10 13 137 5 6 3 2 4 2 2 3 $55 $63 $65 1Q21 4Q21 1Q22 Gain on Loans IRC Revenue Wealth Management Fees Foreign Exchange Income Lending Fees Deposit Account Fees 1Q22: Noninterest Income Detail Total noninterest income: $80mm in 1Q22, compared with $71.5mm in 4Q21. ▪ Fee income and net gains on sales of loans: $65mm in 1Q22, up 3% Q-o-Q (+11% ann.), and up 18% Y-o-Y. ▪ Interest rate contracts and other derivative income: customer-driven revenue increased Q-o-Q to $3.5mm, reflecting improving customer demand as interest rates rise. ▪ Q-o-Q: Wealth management, net gains on sales of loans and deposit account fees increased; lending fees and foreign exchange income decreased. 17 Interest Rate Contracts and Other Derivative Income Detail ($ in millions) 1Q21 4Q21 1Q22 Revenue $ 2.9 $ 1.6 $ 3.5 MTM 14.1 0.3 7.6 Total $ 17.0 $ 1.9 $ 11.1 * Fee income excludes MTM adjustments related to IRC and other derivatives; net gains on sales of securities; other investment income and other income. Fee Income* & Net Gains on Sales of Loans $ i n m ill io n s

108 115 116 16 16 15 12 12 118 9 9 21 26 24 $165 $178 $175 1Q21 4Q21 1Q22 All other Deposit related expenses Computer software & Data processing Occupancy & Equipment Comp and employee benefits 1Q22: Operating Expense & Efficiency 18 Adjusted Noninterest Expense* $ i n m ill io n s Adjusted Efficiency Ratio* ▪ 1Q22 noninterest expense: $189mm. ▪ 1Q22 adj. noninterest expense*: $175mm, a decrease of 1.5% Q-o-Q (-6% ann.) from $178mm in 4Q21. ▪ Q-o-Q decreases in legal expense and overall operating expenses more than offset increased compensation and employee benefits expense, which is typically higher in 1Q due to higher payroll taxes and related expenses. ▪ Adj. efficiency ratio* was 35% in 1Q22, vs. 37% in 4Q21 and 39% in 1Q21. ▪ Consistently achieving industry-leading operating efficiency. * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases. 38.7% 37.2% 35.3% 1Q21 4Q21 1Q22

Management Outlook: Full Year 2022 19 Earnings drivers FY 2022 expectations compared with FY 2021 results Prior outlook 2021 actual End of Period Loans (ex. PPP) ▪ Increase at a percentage rate of approximately 13% to 15% Y-o-Y. ▪ Increase at a percentage rate of approx. 12% Y-o-Y. $41.2 billion (ex. PPP) +12% Y-o-Y (ex. PPP) Net Interest Income (ex. PPP) ▪ Increase at a percentage rate of approximately 22% to 24% Y-o-Y. ▪ Increase at a percentage rate of approx. 17% to 19% Y-o-Y. $1.5 billion (ex. PPP) +10.5% Y-o-Y Adj. Noninterest Expense* (ex. tax credit investment & core deposit intangible amortization) ▪ Increase at a percentage rate of approximately 8% Y-o-Y. ▪ Increase at a percentage rate of approx. 7% to 8% Y-o-Y. $671 million +6% Y-o-Y Credit Items ▪ Provision for credit losses in the range of $50 million to $60 million. ▪ Provision for credit losses below $50 million. $(35) million in 2021 & $211 million in 2020 Tax Items ▪ Full-year 2022 effective tax rate of approximately 18% to 19%, including the impact of tax credit investments. ▪ Amortization of tax credit investments is expected to be approx. $37mm in 2Q22, and to range from $110mm to $125mm for the full year. ▪ Full-year 2022 effective tax rate of approx. 17% to 18%, including the impact of tax credit investments. FY effective tax rate: 17% Interest Rates ▪ Fed Funds rate of 2.50% by Dec. 31, 2022, up from 0.50% as of Mar. 31, 2022, and 0.25% as of Dec. 31, 2021. ▪ Forward interest rate curve as of 03.31.22. ▪ Fed Funds rate of 1.25% as of Dec. 31, 2022, up from 0.25% as of Dec. 31, 2021. ▪ Forward interest rate curve as of 01.26.22. No change to Fed Funds rate in 2021 * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases.

APPENDIX

Appendix: GAAP to Non-GAAP Reconciliation 21 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Adjusted efficiency ratio represents adjusted noninterest expense divided by revenue. Adjusted pre-tax, pre-provision profitability ratio represents revenue less adjusted noninterest expense, divided by average total assets. Adjusted noninterest expense excludes the amortization of tax credit and other investments, the amortization of core deposit intangibles and the extinguishment cost on repurchase agreements. Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods. (1) Annualized Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 Net interest income before provision for (reversal of) credit losses (a) $ 415,613 $ 405,697 $ 353,695 Total noninterest income 79,743 71,489 72,866 Total revenue (b) $ 495,356 $ 477,186 $ 426,561 Total noninterest expense (c) $ 189,450 $ 210,105 $ 191,077 Less: Amortization of tax credit and other investments (13,900) (31,800) (25,358) Amortization of core deposit intangibles (511) (602) (732) Adjusted noninterest expense (d) $ 175,039 $ 177,703 $ 164,987 Efficiency ratio (c)/(b) 38.25% 44.03% 44.79% Adjusted efficiency ratio (d)/(b) 35.34% 37.24% 38.68% Adjusted pre-tax, pre-provision income (b)-(d) = (e) $ 320,317 $ 299,483 $ 261,574 Average total assets (f) $ 61,758,048 $ 62,183,137 $ 55,594,283 Adjusted pre-tax, pre-provision profitability ratio (1) (e)/(f) 2.10% 1.91% 1.91% Adjusted noninterest expense/average assets (1) (d)/(f) 1.15% 1.13% 1.20%

Appendix: GAAP to Non-GAAP Reconciliation 22 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets. March 31, 2022 December 31, 2021 March 31, 2021 Stockholders’ equity (a) $ 5,703,456 $ 5,837,218 $ 5,285,027 Less: Goodwill (465,697) (465,697) (465,697) Other intangible assets (1) (9,044) (9,334) (11,151) Tangible equity (b) $ 5,228,715 $ 5,362,187 $ 4,808,179 Total assets (c) $ 62,241,456 $ 60,870,701 $ 56,874,146 Less: Goodwill (465,697) (465,697) (465,697) Other intangible assets (1) (9,044) (9,334) (11,151) Tangible assets (d) $ 61,766,715 $ 60,395,670 $ 56,397,298 Total stockholders’ equity to total assets ratio (a)/(c) 9.16% 9.59% 9.29% Tangible equity to tangible assets ratio (b)/(d) 8.47% 8.88% 8.53%

Appendix: GAAP to Non-GAAP Reconciliation 23 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Adjusted return on average tangible equity represents tangible net income divided by average tangible equity. Tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets. (2) Applied statutory tax rate of 28.77% for the three months ended March 31, 2022 and December 31, 2021, and 28.37% for the three months ended March 31, 2021. (3) Annualized. Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 Net income $ 237,652 $ 217,796 $ 204,994 Add: Amortization of core deposit intangibles 511 602 732 Amortization of mortgage servicing assets 392 415 414 Tax effect of amortization adjustments (2) (260) (293) (325) Tangible net income (e) $ 238,295 $ 218,520 $ 205,815 Average stockholders’ equity $ 5,842,615 $ 5,786,237 $ 5,338,098 Less: Average goodwill (465,697) (465,697) (465,697) Average other intangible assets (1) (9,207) (9,611) (11,594) Average tangible equity (f) $ 5,367,711 $ 5,310,929 $ 4,860,807 Adjusted return on average tangible equity (3) (e)/(f) 18.00% 16.32% 17.17%